SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2012

SPICY PICKLE FRANCHISING, INC.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-53000 (Commission File Number)	38-3750924 (IRS Employer Identification No.)

90 Madison Street, Suite 700, Denver, Colorado 80206
 (Address of principal executive offices)          (Zip Code)

(303) 297-1902
Registrant’s telephone number, including area code

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

Effective February 20, 2012, Eide Bailly LLP resigned as the independent registered public accounting firm of the registrant.  Eide Bailly’s reports on the financial statements for the fiscal years ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the registrant’s two most recent fiscal years and the period through February 20, 2012, there were no disagreements with Eide Bailly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eide Bailly, would have caused it to make reference to the subject matter of the disagreements in connection with its report.  Further, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K occurring during the registrant’s two most recent fiscal years and the period through February 20, 2012.

The registrant provided a copy of the foregoing disclosures to Eide Bailly prior to the date of the filing of this report and requested that Eide Bailly furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

With the exception of certain employees continuing to operate a company owned store, all employees of the registrant, including its Chief Financial Officer and Chief Executive Officer, were terminated effective February 17, 2012.

Item 8.01.	Other Events

As previously announced, on February 2, 2012, the registrant’s lenders gave notice of the occurrence of an event of default under promissory notes secured by all of the registrant’s assets and declared that the entire unpaid principal balance of the notes and all accrued and unpaid interest thereon was immediately due and payable.  The registrant was unable to pay the lenders in full by the February 3, 2012 deadline.

On February 21, 2012, the lenders sold certain of the registrant’s assets to the highest qualified bidder in a public sale.

Item 9.01                      Financial Statements and Exhibits

Regulation S-K Number	Document
16.1	Letter from Eide Bailly LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPICY PICKLE FRANCHISING, INC.
February 23, 2012	By: /s/ Presley Reed Presley Reed Chairman of the Board

EXHIBIT INDEX

Regulation S-K Number	Document
16.1	Letter from Eide Bailly LLP